UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
April 20, 2022
Date of Report (Date of earliest event reported)
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FIRST INDUSTRIAL REALTY TRUST, INC.
FIRST INDUSTRIAL, L.P.
(Exact name of registrant as specified in its charter)
 _____________________________________________________________________________________________________

First Industrial Realty Trust, Inc.	Maryland	1-13102	36-3935116
First Industrial, L.P.	Delaware	333-21873	36-3924586
	(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 North Wacker Drive, Suite 4200
Chicago, Illinois 60606
(Address of principal executive offices, zip code)

(312) 344-4300
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	FR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.
On April 18, 2022, First Industrial Realty Trust, Inc. (the “Company”) and First Industrial, L.P. (the “Operating Partnership”) entered into an amendment and restatement (the “2022 Term Loan”) of that certain Unsecured Term Loan Agreement, dated as of September 11, 2015, by and among the Operating Partnership, as borrower, the Company, as general partner and guarantor, Wells Fargo Bank, National Association (“Wells Fargo”), individually and as administrative agent, and the other lenders thereunder, as amended by that certain First Amendment to Unsecured Term Loan Agreement, dated as of January 26, 2017, that certain Second Amendment to Unsecured Term Loan Agreement, dated as of October 31, 2017, and that certain Third Amendment to Unsecured Term Loan Agreement, dated as of July 7, 2021 (collectively, the “Prior Term Loan”).
The 2022 Term Loan provides for a $425.0 million unsecured term loan, which is an increase of $165.0 million compared to the Prior Term Loan, the full amount of which was borrowed by the Operating Partnership in connection with the execution of the 2022 Term Loan. The 2022 Term Loan allows the Operating Partnership to, subject to certain conditions, request incremental term loans in an aggregate amount up to $150.0 million which would expand the maximum aggregate borrowings under the 2022 Term Loan to an amount of up to $575.0 million, which is $215.0 million more than the maximum aggregate amount to which the Prior Term Loan could be expanded. The 2022 Term Loan matures on October 18, 2027. The Company has fully and unconditionally guaranteed payment of borrowings under the 2022 Term Loan.
Borrowings under the 2022 Term Loan will bear interest, at the Operating Partnership’s option, at a rate equal to (a) if elected by the Operating Partnership, Adjusted Daily Simple SOFR, plus a margin from 0.75% to 1.60% based on the Company’s credit ratings and consolidated leverage ratio, as provided by the 2022 Term Loan; (b) if elected by the Operating Partnership, Adjusted Term SOFR (as defined therein), plus a margin from 0.75% to 1.60% based on the Company’s credit ratings and consolidated leverage ratio, as provided by the 2022 Term Loan; or (c) the highest of (i) the Wells Fargo’s prime rate, (ii) the federal funds rate plus 0.50%, and (iii) Adjusted Daily Simple SOFR (as defined therein) plus 1.0%, subject to a floor of 1.0%; plus a margin from 0.0% to 0.60% based on the Company’s credit ratings and consolidated leverage ratio; Initially, the 2022 Term Loan provides for interest-only payments at (x) one month or daily SOFR, which refers to the secured overnight financing rate as administered by the Federal Reserve Bank of New York, plus a 0.10% adjustment, plus (y) a margin of 0.85% based on the Company’s credit ratings and consolidated leverage ratio. The interest rate applicable under the 2022 Term Loan will vary based on the type of borrowings selected by the Operating Partnership under the 2022 Term Loan and is further subject to adjustment based on changes to the Company’s leverage and credit ratings and the Company’s achievement of a sustainability-linked pricing metric, as discussed below. As of April 18, 2021, the Prior Term Loan provided for interest-only payments at LIBOR plus 1.10%.
The 2022 Term Loan also includes a sustainability-linked pricing metric which permits an interest rate reduction by meeting a target related to environmental sustainability, specifically at least 25% of the Company’s aggregate investment incurred with respect to completed development projects in a particular twelve month period being incurred with respect to completed development projects that achieve LEED certification.
The initial interest rate on the 2022 Term Loan is based on the BBB+/Baa1 credit ratings level, even though the Company's current ratings are BBB/Baa2. This favorable interest rate will be maintained provided that the Company's consolidated leverage ratio, as defined in the 2022 Term Loan agreement, remains less than 32.5%.

The Operating Partnership intends to use the proceeds of the 2022 Term Loan for general business purposes, including, without limitation, repayment of indebtedness, working capital needs, and the acquisition and development of property.
Each of the Company and the Operating Partnership has had or may have with one or more of the lenders party to the 2022 Term Loan customary banking relationships through which a variety of financial services are, were or will be provided, including investment banking, underwriting, lending, commercial banking, treasury management, trustee and other advisory services, and for which such lenders will receive or have received customary fees and expenses.
The foregoing description of the 2022 Term Loan does not purport to be complete and is qualified in its entirety by reference to the 2022 Term Loan filed as Exhibit 10.1 hereto.

Item 2.02. Results of Operations and Financial Condition.
On April 20, 2022, First Industrial Realty Trust, Inc. (the “Company”) issued a press release announcing its financial results for the fiscal quarter ended March 31, 2022 and certain other information.
    Attached and incorporated by reference as Exhibit 99.1 is a copy of the Company’s press release dated April 20, 2022, announcing its financial results for the fiscal quarter ended March 31, 2022 and certain other information.
    On April 21, 2022, the Company will hold an investor conference and webcast at 11:00 a.m. eastern time to disclose and discuss the financial results for the fiscal quarter ended March 31, 2022 and certain other information.
    The information furnished in this report under this Item 2.02, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth in Item 1.01 is incorporated herein by reference.
Item 7.01. Regulation FD Disclosure.
On April 20, 2022, the Company issued a press release with respect to the execution of the 2022 Term Loan. A copy of the press release is attached and incorporated by reference as Exhibit 99.1.
The information furnished in this report under this Item 7.01, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.

Item 9.01. Financial Statements and Exhibits.
    (d) Exhibits. The following are filed herewith:

Exhibit No.	Description
10.1
Amended and Restated Unsecured Term Loan Agreement, dated as of April 18, 2022 among First Industrial, L.P., First Industrial Realty Trust, Inc., Wells Fargo Bank, National Association, PNC Bank, National Association, Fifth Third Bank, National Association, Regions Bank, U.S. Bank National Association and the other lenders thereunder

99.1	First Industrial Realty Trust, Inc. Press Release dated April 20, 2022 (furnished pursuant to Item 2.02 and Item 7.01)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST INDUSTRIAL REALTY TRUST, INC.

By:	/s/ JENNIFER MATTHEWS RICE
Jennifer Matthews Rice General Counsel

Date: April 20, 2022

FIRST INDUSTRIAL, L.P.

By:	FIRST INDUSTRIAL REALTY TRUST, INC.
as general partner

By:	/s/ JENNIFER MATTHEWS RICE
Jennifer Matthews Rice General Counsel

Date: April 20, 2022